UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012 (January 20, 2012)

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600 Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1600
(Registrant’s telephone number, including area code)

Behringer Harvard Mid-Term Value Enhancement Fund I LP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2012, Behringer Harvard Advisors I LP, the managing trustee (the “Managing Trustee”) of Behringer Harvard Mid-Term Value Enhancement Liquidating Trust, elevated Robert S. Aisner from his positions as Chief Executive Officer and President to Vice Chairman of the Managing Trustee. Michael J. O’Hanlon was appointed as Chief Executive Officer and President of the Managing Trustee to fill the vacancies created thereby and, in such capacity, will serve as principal executive officer of the Registrant.

Mr. O’Hanlon, 60, also serves as Chief Executive Officer and President of several other Behringer Harvard–sponsored programs, including Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity REIT II, Inc., effective as of January 20, 2012. Prior to his appointment as an officer of the Managing Trustee, Mr. O’Hanlon was an independent director of Behringer Harvard Multifamily REIT II, Inc., a public non-traded REIT sponsored by Behringer Harvard, from September 2011 through December 2011. From September 2010 to December 2011, Mr. O’Hanlon was President and Chief Operating Officer of Billingsley Company, a major Dallas, Texas based owner, operator and developer that has interests in commercial office, industrial, retail, and multifamily properties. From November 2007 to October 2009, Mr. O’Hanlon served as Chief Executive Officer and President for Inland Western Retail Real Estate Trust, Inc., a public non-traded REIT, where he was responsible for an $8.5 billion national retail and office portfolio consisting of 335 properties and 51 million square feet. From January 2005 to October 2007, Mr. O’Hanlon served as head of Asset Management for Inland Real Estate Group of Companies. In total, Mr. O’Hanlon has over 30 years of management experience with public and private firms with commercial real estate portfolios, with a broad range of responsibilities including overseeing acquisitions, dispositions, restructurings, joint ventures and capital raising, and with experience with a diverse group of real estate-related investments including multifamily and debt-related investments. Mr. O’Hanlon received a Masters of Business Administration, Finance-Money and Financial Markets degree in 1979 from Columbia University Graduate School of Business. Mr. O’Hanlon has also received a Bachelor of Science, Accounting degree in 1973 from Fordham University. Mr. O’Hanlon has served and been an active member of the Real Estate Roundtable, NAREIT, ICSC and ULI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Behringer Harvard MID-TERM VALUE eNHANCEMENT LIQUIDATING TRUST
	By:	Behringer Harvard Advisors I LP
Managing Trustee

Dated: January 24, 2012		By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer